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DRAWN BY AND RETURN TO:


Hunton & Williams
600 Peachtree Street
Suite 4100
Atlanta, Georgia  30308


STATE OF NEW YORK

COUNTY OF SENECA


                              FIRST MODIFICATION TO
                         MORTGAGE AND SECURITY AGREEMENT
                      (COLLATERAL IS OR INCLUDES FIXTURES)


         THIS FIRST MODIFICATION TO MORTGAGE AND SECURITY AGREEMENT made as of the ____ day of December 1996 between RIDGEVIEW, INC., a North Carolina corporation having a mailing address of P.O. Box 8, 2101 North Main Street, Newton, North Carolina ("Mortgagor"), and NATIONSBANK, N.A. (SOUTH) (as successor-by merger to NationsBank of Georgia, N.A.), a national banking association with its principal offices in Atlanta, Georgia ("Mortgagee").

         1. The Mortgagor is party to (a) that certain Loan and Security Agreement (Revolving Loans) dated as of January 10, 1995 between the Mortgagor and the Mortgagee, as amended by First Amendment to Loan and Security Agreement dated as of June 28, 1995, Second Amendment to Loan and Security Agreement dated as of October __, 1995, Third Amendment to Loan and Security Agreement dated as of June 11, 1996 and Fourth Amendment to Loan and Security Agreement dated as of September 6, 1996 (as so amended, the "Revolver Agreement"), and (b) that certain Loan and Security Agreement (Term Loan) dated as of January 10, 1995 between the Mortgagor and the Mortgagee as amended by First Amendment to Loan and Security Agreement dated as of June 28, 1995, Second Amendment to Loan and Security Agreement dated as of October __, 1995, Third Amendment to Loan and Security Agreement dated as of June 11, 1996 and Fourth Amendment to Loan and Security Agreement dated as of September 6, 1996 (as so amended, the "Term Agreement").


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         2. As security for its obligations under the Revolver Agreement and the
Term Agreement, up to a maximum principal amount equal to $635,000, the Mortgagor has previously executed that certain Mortgage and Security Agreement dated as of June 28, 1995 in favor of Mortgagee, recorded at Liber 0512, Page 106, Seneca County, New York real estate records (the "Mortgage").

         3. The Mortgagor and the Mortgagee have now agreed to amend, restate and consolidate the Revolver Agreement and the Term Agreement in the form of that certain Amended and Restated Loan and Security Agreement dated as of December __, 1996 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement") among the Mortgagor and certain of its subsidiaries as borrowers and the Mortgagee as lender.

         4. In connection with the execution and delivery of the Loan Agreement, the Mortgagor and Mortgagee have agreed to amend the Mortgage as hereinafter set forth.

         NOW, THEREFORE, the Mortgagor and Mortgagee hereby agree as follows:

         1. The Mortgage is hereby amended as follows:

                  (a) by amending the first two introductory paragraphs in their entirety to read as follows:

                  THIS MORTGAGE AND SECURITY AGREEMENT made as of the 28th day of June 1995, as amended by a modification thereto dated as of December ___, 1996, between Ridgeview, Inc., a North Carolina corporation having a mailing address of Post Office Box 8, 2101 North Main Street, Newton, North Carolina ("Mortgagor"), and NationsBank, N.A. (South) (as successor by merger to NationsBank of Georgia, N.A.), a national banking association with its principal offices in Atlanta, Georgia ("Mortgagee").

                  1. Mortgagor owns one hundred percent (100%) of the stock of Seneca Knitting Mills Corporation. GPM Corporation, a wholly-owned subsidiary of Seneca Knitting Mills Corporation (the "Guarantor"), has entered into a Mortgage and Security Agreement dated as of June 28, 1995, as amended by a modification thereto dated as of December __, 1996, with the Mortgagee (as so amended, the "GPM Mortgage"). The GPM Mortgage secures the obligations and duties of the Guarantor under that certain Subsidiary Guaranty dated as of June 28, 1995 (the "Guaranty"), which Guaranty secures up to $635,000 of the indebtedness of Mortgagor secured by this Mortgage.

                  2. By amending the first paragraph following the phrase "WITNESSETH:" in its entirety to read as follows:



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                           To secure the payment of the indebtedness of the
                  Mortgagor to the Mortgagee up to a maximum principal sum of FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00) lawful money of the United States of America, to be paid with interest and evidenced by promissory notes executed by the Mortgagor in favor of the Mortgagee (such promissory notes and all amendments, modifications, renewals or replacements thereof being referred to collectively as the "Note"), issued under that certain Amended and Restated Loan and Security Agreement dated as of December __, 1996 between the Mortgagor and certain of its subsidiaries as borrowers and the Mortgagee as lender, as the same may be amended, modified, supplemented or restated from time to time (said indebtedness, interest and all other sums that may or shall become due hereunder being hereinafter referred to collectively as the "Debt") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor has mortgaged, granted, conveyed, hypothecated and assigned, and by these presents does mortgage, grant a security interest in, grant, hypothecate, convey and assign unto Mortgagee all right, title and interest of Mortgagor in and to the property described in Schedule A attached hereto (hereinafter referred to as the "Premises") and the buildings and improvements now or hereafter located thereon (hereinafter referred to as the "Improvements");

                  3. Except as hereby modified, the terms and conditions of the Mortgage, including, without limitation, any exhibits thereto, shall remain in full force and effect. The parties hereto do not intend this Modification or the transactions contemplated hereby to be, and this Modification and the transactions contemplated hereby shall not be construed to be, a novation of any of the Debt, including, without limitation, under the Note as defined in the Mortgage. Further, the parties do not intend this Modification or the transactions contemplated hereby to affect the priority of any of the Mortgagee's liens in any collateral securing the Debt in any way including, but not limited to, the liens, security interests and encumbrances created by the Mortgage.

                  4. This Modification shall be deemed to be a contract under, and for all purposes construed in accordance with the internal laws and judicial decisions of, the State of New York.



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         IN WITNESS WHEREOF, the undersigned Mortgagor and Mortgagee have duly executed this Modification as of the day and year first above written.



                                          RIDGEVIEW, INC., a North Carolina
                                          corporation


                                          By:___________________________
                                             Hugh R. Gaither
                                             President



                                          NATIONSBANK, N.A. (SOUTH)


                                          By:___________________________
                                             Scott K. Goldstein
                                             Vice President




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STATE OF ___________________

COUNTY OF __________________

         On this ____ day of December 1996, before me personally came Hugh R. Gaither, to me known, who, being by me duly sworn, did depose and say that he resides in North Carolina, that he is the President of Ridgeview, Inc., a North Carolina corporation, the corporation described in and which executed the foregoing instrument, and he signed his name thereto by order of the Board of Directors of said corporation.


                                                  ---------------------------
                                                         Notary Public


[NOTARIAL SEAL]

My commission expires:  _______________



STATE OF ___________________

COUNTY OF __________________

         On this ____ day of December 1996, before me personally came Scott K. Goldstein, to me known, who, being by my duly sworn, did depose and say that he resides in Georgia, that he is a Vice President of NationsBank, N.A. (South), a national banking association, the national banking association described in and which executed the foregoing instrument, and he signed his name thereto by order of said national banking association.



                                                  ---------------------------
                                                          Notary Public


[NOTARIAL SEAL]

My commission expires:  _______________






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